MARCH 2005

Nasdaq: RSCR

FORWARD - LOOKING STATEMENTS

Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties.
Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

In our filings under federal securities laws, including annual, periodic, and current reports, we identify important factors that could cause ResCare’s actual results to differ from those anticipated in forward-looking statements.  Please refer to the discussion of those factors in our filed reports.

These forward-looking statements speak only as of this date.  We undertake no obligation to publicly release the results of any revisions to the forward - looking statements made today, to reflect the events or circumstances after today or to reflect the occurrence of unanticipated events.

MISSION STATEMENT

We at ResCare are dedicated and caring people
who together form a human service company
providing quality supports to enhance the lives of
individuals.

We commit to effectively manage our resources in
order to fulfill our responsibilities to the people we
support, our employees, our customers and our
communities.

We serve with respect, compassion and skill.

Building Lives, Reaching Potential.

RESIDENTIAL

COMMUNITY

INVOLVEMENT

LIFE

PLANNING

RESCARE DISABILITIES SERVICES

HOME CARE

FOSTER CARE

JOB TRAINING

RESCARE DISABILITIES SERVICES

JOB & LIFE SKILLS TRAINING

EDUCATION

JOB

CORPS

TRAINING SERVICES

SPECIAL NEEDS MARKETS

Special Needs Population
$75 Billion Market Opportunity

Disabilities Services

$35 billion

Training & Youth
Services

$40 billion

PR

Niagara-on-the-Lake,

Ontario, Canada

CA

CO

NE

KS

OK

NM

TX

IL

IN

OH

WV

KY

TN

LA

FL

NY

NJ

MO

GA

AZ

NC

VA

PA

IA

SC

UT

WA

MS

AL

NV

Washington, D.C.

MI

GEOGRAPHIC PRESENCE

33 states, Washington, D.C., Puerto Rico,

Canada, Iraq & Jordan

JORDAN

IRAQ

PAYOR MIX

Medicaid reimbursement in 28 state programs

Medicaid

Dept of Labor

Others

75%

14%

11%

No Medicare

BUSINESS SEGMENTS

LTM - Ended 12/31/04

($ in millions)

Disabilities
Services

Training

Services

Youth
Services

Total

Corporate

Revenues

$   775.7

$  183.8

$        --

$    49.5

$1,009.0

Operating income

$    74.8

$    20.0

$      2.0

$  (44.3)

$     52.5

Add: Depreciation & amortization

6.0

--

1.3

4.9

12.2

EBITDA

$   80.8

$   20.0

$     3.3

$  (39.4)

$   64.7

4.6 million people with developmental disabilities

DISABILITIES DEMOGRAPHICS

Residential Services

460,000

Waiting Lists

220,000

Family
  Caregivers

2.6 million

Other

1.3 million

25% of family
caregivers

60 years old+

SERVICE DELIVERY MODELS

ICF/MR Group Home

ICF/MR Facility

Periodic In-Home Services

Staffed Waiver Home

Host Home

State Institution

Supported Employment

Day Habilitation Services

Self directed services

REIMBURSEMENT LANDSCAPE

States under significant budget pressures

Guidance for 2005 assumes flat reimbursement rates;
state legislative sessions are now in progress

Reimbursement rates essentially flat last three years

Each state has own reimbursement system

DISABILITIES SERVICES

DISABILITIES SERVICES

People Served

Sites

Larger Facilities

1,050

13

Group Homes and Supported

9,250

2,530

Living

In-Home, Periodic Services

11,000

Other (Case Management,

Supported Employment, Day

1,500

Programs)

OPERATING STRUCTURE

CORE

OFFICE

Executive Director

Program Directors

Finance Director

Human Resources

Accounts Payable

House Manager

Direct Care
Workers

ORGANIC GROWTH

Periodic in-home services

Approximately double digit growth since 2001, 8% in 2004

Expect trend to continue

Over 40% are services to elderly

Tuck-Ins represent contra-cyclical opportunity

2003 completed 15 tuck-ins; annualized revenues $11 million

2004 completed 10 tuck-ins; annualized revenues $20 million

New Homes provide accretive margins

Over 460 homes added from 2002-2004

Overall target organic growth of 4-5% annually

RESCARE JOB CORPS

Second largest Job Corps contractor

16 centers in 12 states and Puerto Rico providing
training services to almost 6,500 people each day -
12,000 annually

Operate and sub-contract 5 other centers

Low capital intensity

30 years experience and quality provider

ARBOR E&T

Arbor E & T has 20 years experience

Serves over 7,500 under-skilled persons on a
continuing basis with a goal of employment –
20,000 people annually

Funding primarily from HHS and DOL to local
agencies

Low capital intensity

Expanding opportunities

       - Acquired TTI in December 2004

       - Added We Care contract in New

         York City in December 2004

INTERNATIONAL

Entered international market in 2004

Two contracts to offer training, education and employment
services in Jordan and Iraq

JORDAN

IRAQ

KEY INVESTMENT CONSIDERATIONS

Leading Market Position

Strong Long Term Market Drivers

Market Leading Platform Franchise

Stable and Recurring Revenues

Established Relationships with Government

Agencies and Advocacy Groups

Proven Ability to Grow During Adverse
Economic Conditions

Motivated and Experienced
Management Team

2004 YEAR IN REVIEW

Onex transaction of $50.5 million

Created International unit under Training Services

New Job Corps contracts--$21 million over 2
years

We Care NYC contract--$90 million over 3 years

Disabilities Services acquired $20 million of
revenue

Training services acquired $19 million of revenue

FINANCIAL OVERVIEW

HISTORICAL BALANCE SHEET

$   72

125

$ 547

--

150

112

$ 262

$ 177

($ in millions)

Cash

A/R

Total Assets

Senior Bank Debt

Senior Unsecured Debt

Other Debt/Leases

Total Debt

Equity

FY 2002

$   23

129

$ 503

150

18

$ 190

$ 192

FY 2003

     138

$ 589

       15

     150

$  183

$  270

$ 82

FY 2004

       18

LEVERAGE RATIO IMPROVEMENT

($ in millions)

FY 2002

FY 2003

EBITDA

$55.4

$59.7

$64.7

EBITDAR

87.5

95.1

102.2

NET DEBT

190.3

166.3

100.9

LEVERAGE RATIO - EBITDA

3.4x

2.8x

1.6x

NET LEASE ADJUSTED DEBT

$448.0

$449.1

$400.6

LEVERAGE RATIO - EBITDAR

5.1x

4.7x

3.9x

FY 2004

REVENUE GROWTH ACCELERATING

0.0%

2.0%

4.0%

6.0%

8.0%

10.0%

12.0%

2002

2003

2004

2005  (E)

STABLE GROWTH IN DIFFICULT TIMES

0

20

2002

2003

2004

2005 (E)

In Millions

EBITDAR

EBITDA

HISTORICAL OPERATING RESULTS

($ in millions except for EPS)

Revenue

Net Income (1)
Fully Diluted EPS (2)

EBITDA (1)
EBITDA Margin

Cash provided by Operating
Activities

Capital Expenditures

FY 2002

$ 919.7

$  12.4
$  0.50

$  55.4
     6.0%

$  36.0

$  13.7

FY 2003

$ 961.3

$ 14.8
$ 0.60

$ 59.7
   6.2%

$  51.5

$ 14.1

(1)

Actual results exclude specified items.

(2)

Excludes impact of accounting for non-cash beneficial conversion feature.

Guidance ‘05

$ 1,100 - 1,130

$ 24.5 - 27.5
$ 0.77 -  .85

$ 70 - 75
   6.4 – 6.6%

$35 - 40

$13 - 16

$ 1009.0

$   21.5
$   0.73

$   64.7
     6.4%

$  41.8

$  16.0

FY 2004

RECONCILIATION NON- GAAP INFORMATION

Net income

Add:     Specified Items

                    Capital/Refinancing related

Less: Tax effect of specified items

Non-GAAP net income

Add:     Depreciation and amortization

                    Interest expense, net

                    Income taxes

EBITDA

Facility rent

EBITDAR

EPS as reported

Specified items above

Non-cash beneficial conversion feature

Non-GAAP EPS

($ in millions, except EPS)

FY 2004

$              21.5

                          ---

---

                  21.5

                  12.2

                  19.7

                  11.3

                  64.7

                  37.5

$    102.2

$      0.22

        ---

0.51

$      0.73

$      95.1

$      0.54

        0.06

---

$      0.60

FY 2003

$              13.4

                    2.2

                    (0.8)

                  14.8

                  12.3

                  24.3

                      8.3

         59.7

                  35.4

RES CARE STRENGTHS

Infrastructure and systems give ResCare a
competitive advantage

Demonstrated ability to grow in an
adverse economy

Expect incremental gains as
economy improves

Proven track record on
acquisition strategy

Right time to

move forward